                                                              EXHIBIT (g)(14)(i)

[ING FUNDS LETTERHEAD]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. MCGANN
    -------------------------
Name: EDWARD G. MCGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A


                FUND*                                                          EFFECTIVE DATE
                -----                                                          --------------

ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                              June 2, 2003
   ING Principal Protection Fund VII                                              May 1,2003
   ING Principal Protection Fund VIII                                          October 1,2003
   ING Principal Protection Fund IX                                                   TBD
   ING Real Estate Fund                                                          June 9, 2003
   ING SmallCap Opportunities Fund                                               June 9, 2003
   ING SmallCap Value Fund                                                       June 9, 2003
   ING Tax Efficient Equity Fund                                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund - Series E                                                      July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund- Series H                                                       July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003


* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                       July 14, 2003
   ING GET Fund- Series K                                                        July 14, 2003
   ING GET Fund - Series L                                                       July 14, 2003
   ING GET Fund - Series M                                                       July 14, 2003
   ING GET Fund - Series N                                                       July 14, 2003
   ING GET Fund - Series P                                                       July 14, 2003
   ING GET Fund - Series Q                                                       July 14, 2003
   ING GET Fund - Series R                                                       July 14, 2003
   ING GET Fund - Series S                                                       July 14, 2003
   ING GET Fund - Series T                                                       July 14, 2003
   ING GET Fund - Series U                                                       July 14, 2003
   ING GET Fund - Series V                                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                        January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                       January 6, 2003
   ING American Funds Growth Portfolio                                        September 2, 2003
   ING American Funds Growth-Income Portfolio                                 September 2, 2003
   ING American Funds International Portfolio                                 September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                              January 13, 2003
   ING Capital Guardian Managed Global Portfolio                               January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                    January 13, 2003
   ING Developing World Portfolio                                              January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                      January 6, 2003
   ING FMRSM Diversified Mid Cap Portfolio                                     January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                   January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                  January 13, 2003
   ING International Portfolio                                                January 13, 2003
   ING Janus Growth and Income Portfolio                                      January 13, 2003
   ING Janus Special Equity Portfolio                                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                 January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                      January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                          January 13, 2003
   ING Limited Maturity Bond Portfolio                                         January 6, 2003
   ING Liquid Assets Portfolio                                                 January 6, 2003
   ING Marsico Growth Portfolio                                               January 13, 2003
   ING Mercury Focus Value Portfolio                                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                    January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING PIMCO High Yield Portfolio                                                    TBD
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                      June 9, 2003
   ING International Value Fund                                              November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                               November 3, 2003
   ING Foreign Fund                                                             July 1,2003
   ING Global Equity Dividend Fund                                           September 2, 2003
   ING Global Real Estate Fund                                               November 3, 2003
   ING International Fund                                                    November 3, 2003
   ING International SmallCap Growth Fund                                    November 3, 2003
   ING Precious Metals Fund                                                  November 3, 2003
   ING Russia Fund                                                           November 3, 2003
   ING Worldwide Growth Fund                                                 November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                      June 2, 2003
   ING Aeltus Money Market Fund                                                 June 2, 2003
   ING Balanced Fund                                                            June 2, 2003
   ING Bond Fund                                                                June 2, 2003
   ING Classic Principal Protection Fund I                                      June 2, 2003
   ING Classic Principal Protection Fund II                                     June 2, 2003
   ING Classic Principal Protection Fund III                                    June 2, 2003
   ING Classic Principal Protection Fund IV                                     June 2, 2003
   ING Government Fund                                                          June 2, 2003
   ING Growth Fund                                                              June 9, 2003
   ING Growth and Income Fund                                                   June 9, 2003
   ING Index Plus LargeCap Fund                                                 June 9, 2003
   ING Index Plus MidCap Fund                                                   June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003
   ING International Growth Fund                                              November 3, 2003
   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                            TBD
   ING GET U.S. Core Portfolio - Series 4                                            TBD
   ING GET U.S. Core Portfolio - Series 5                                            TBD
   ING GET U.S. Core Portfolio - Series 6                                            TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                     TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                     TBD
   ING VP Worldwide Growth Portfolio                                          November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP International Equity Portfolio                                      November 3, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                                October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                       October 6, 2003
   ING VP Growth + Value Portfolio                                             October 6, 2003
   ING VP Growth Opportunities Portfolio                                       October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
   ING VP High Yield Bond Portfolio                                            October 6, 2003
   ING VP International Value Portfolio                                        November 3, 2003
   ING VP LargeCap Growth Portfolio                                            October 6, 2003
   ING VP MagnaCap Portfolio                                                   October 6, 2003
   ING VP MidCap Opportunities Portfolio                                       October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                 October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                              October 6, 2003
   The Bond Portfolio                                                          October 6, 2003
   The Money Market Portfolio                                                  October 6, 2003
   The Stock Portfolio                                                         October 6, 2003


* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.